UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 17, 2006


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                 (State or other jurisdiction of incorporation)


             001-05767                                        54-0493875
             ---------                                        ----------
    (Commission File Number)                               (I.R.S. Employer
                                                       Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)

                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

Establishment of Performance Goal under Annual Performance-Based Bonus Plan

On April 17, 2006, the Compensation and Personnel Committee of the Board of Directors (the "Compensation Committee") of Circuit City Stores, Inc. (the "Company") approved the fiscal year 2007 performance goal under the 2003 Annual Performance-Based Bonus Plan. Each executive officer is eligible to receive a target bonus at the end of fiscal year 2007 based upon a percentage of base salary established for his or her position level and the Company's achievement of the performance goal. For fiscal year 2007, the Compensation Committee established specified earnings per share levels as the performance goal under the Plan.

Non-Employee Director Compensation for 2006-2007

On April 18, 2006, the Board of Directors of the Company approved the Schedule of Non-Employee Director Compensation filed as Exhibit 10.1 to this report. The new compensation schedule will take effect on the date of the 2006 Annual Meeting of Shareholders (currently expected to be June 27, 2006).

Executive Officer Salary Increase

On April 17, 2006, the Compensation Committee approved a compensation change under the existing Employment Agreement between the Company and Michael E. Foss. This change was made in connection with the annual review of base salaries of executive officers of the Company. In connection with this review, the Compensation Committee reviewed and discussed a report from an independent compensation consultant comparing the Company's compensation structure with market compensation data derived from surveys of both the retail industry and a broader range of industries. Mr. Foss' base annual salary was raised from $550,000 to $575,000. Mr. Foss' target bonus percentage will continue to be 80% of his base salary.




                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Schedule of Non-Employee Director Compensation




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CIRCUIT CITY STORES, INC.



         By:      /s/ Reginald D. Hedgebeth
                  -------------------------------------------------------
                  Reginald D. Hedgebeth
                  Senior Vice President, General Counsel and Secretary


Dated:   April 21, 2006




                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

10.1     Schedule of Non-Employee Director Compensation